UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2011

Bank of Granite Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15956	56-1550545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 128 23 North Main Street Granite Falls, North Carolina		28630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (828) 496-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 21, 2011, FNB United Corp., a North Carolina corporation (“FNB”), completed its previously announced acquisition of Bank of Granite Corporation, a Delaware corporation (the “Company”). Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 26, 2011 (as amended, the “Merger Agreement”), by and among FNB, Gamma Merger Corporation, a Delaware corporation and a wholly owned subsidiary of FNB (“Merger Sub”) and the Company, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of FNB (the “Merger”).

Upon the closing of the Merger, each outstanding share of the Company’s common stock, par value $1.00 per share (the “Common Stock”), other than shares held by the Company, FNB or any of their respective wholly owned subsidiaries and other than shares owned in a fiduciary capacity or as a result of debts previously contracted, was converted into the right to receive 3.375 shares of FNB’s common stock. As a result of the Merger, FNB issued approximately 52.2 million shares of FNB common stock to the Company’s stockholders in the aggregate.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K previously filed by the Company on April 27, 2011, and is incorporated by reference herein.

A copy of the press release dated October 24, 2011 announcing the completion of the Merger and the transactions related thereto and contemplated thereby, is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the completion of the Merger, on October 21, 2011, the NASDAQ Stock Market (“Nasdaq”) filed with the Securities and Exchange Commission (the “SEC”) a Form 25 removing the Company’s Common Stock from listing on Nasdaq and registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”). Additionally, the Company intends to file with the SEC, approximately ten days after the filing of the Form 25, a Form 15 terminating the registration of the Company’s Common Stock under Section 12(g) of the Exchange Act and suspending reporting obligations under Section 15(d) of the Exchange Act with respect to the Common Stock, whereupon the Company will have no further reporting obligations under the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

As previously described in a Current Report on Form 8-K filed by the Company on October 18, 2011, the Merger Agreement was adopted by the Company’s stockholders at the special meeting of the stockholders held on October 18, 2011. As a result of the Merger, each share of Common Stock was converted into the right to receive 3.375 shares of FNB’s common stock. Following the completion of the Merger, the Common Stock, which traded under the symbol “GRAN,” ceased to be listed on Nasdaq. The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

5.01. Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, the Company became a wholly owned subsidiary of FNB and, accordingly, a change in control of the Company occurred. The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2011, immediately following the effective time of the Merger (the “Effective Time”) of the Company with and into Merger Sub, six directors of the Company – R. Scott Anderson, John N. Bray, Joseph D. Crocker, Leila N. Erwin, Paul M. Fleetwood III, and Hugh R. Gaither – resigned as members of the board of directors of the Company. None of the directors resigned from the board of directors because of any disagreements relating to the Company’s operations, policies or practices.

Following the director resignations described above, the following individuals were elected as directors of the Company to hold such office until each such individual’s successor is duly elected and qualified or as otherwise provided by the bylaws of the Company:

Austin A. Adams (Chairman)

John J. Bresnan

Scott B. Kauffman

Jerry R. Licari

J. Chandler Martin

Robert L. Reid

Louis A. “Jerry” Schmitt

Brian E. Simpson

Also on October 21, 2011, immediately following the Effective Time, R. Scott Anderson, President, Secretary and Chief Executive Officer of the Company and the Bank of Granite, and Jerry A. Felts, Chief Financial Officer and Chief Operating Officer of the Company and the Bank of Granite, resigned, effective immediately.

Following the resignations of Messrs. Anderson and Felts, the following individuals were appointed to hold the principal office indicated opposite his name, effective immediately, to hold such office until each such individual’s successor is duly elected and qualified or as otherwise provided by the bylaws of the Company:

Brian E. Simpson	Chief Executive Officer
Robert L. Reid	President
David L. Nielsen	Chief Financial Officer and Executive Vice President

The biographical information for each of Messrs. Simpson, Reid and Nielsen is set forth on page 76 of the previously filed joint proxy statement/prospectus dated September 15, 2011, relating to the Registration Statement on Form S-4, as amended (File No. 333-176357) filed by FNB, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, immediately upon the consummation of the Merger, the certificate of incorporation of the Company was amended and restated in its entirety. Additionally, pursuant to the Merger Agreement, the bylaws of the Company were amended and restated in their entirety. Copies of the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Amended and Restated Certificate of Incorporation of Bank of Granite Corporation

3.2	Amended and Restated By-Laws of Bank of Granite Corporation

99.1	Press Release, dated October 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation
(Registrant)

October 27, 2011	/s/ Brian E. Simpson
(Date)	Brian E. Simpson Chief Executive Officer

INDEX TO EXHIBITS

No.	Description

3.1	Amended and Restated Certificate of Incorporation of Bank of Granite Corporation

3.2	Amended and Restated By-Laws of Bank of Granite Corporation

99.1	Press Release, dated October 24, 2011